3. Note payable - Related Party - Quarterly (Quarterly Member)	3 Months Ended
Mar. 31, 2014
Quarterly Member
3. Note payable - Related Party

NOTE 3 – Note payable – Related Party

In connection with the merger, the Company issued a promissory note in the amount of $400,000 to Acology’s former president and sole director. The note bears interest at 0.28% per annum and is due March 4, 2015. The note is subject to acceleration in the event of certain events of default, contains certain restrictive covenants, and is secured by a pledge of all the share of common stock of D&C. If an event of default occurs, the unpaid principal amount and interest accrued thereon will be convertible into shares of the Company’s common stock at a conversion price per share equal to 50% of the average daily closing price for three consecutive trading days ending on the trading day immediately prior to the conversion date.